
REQUIREMENTS
COMPLIANCE
AUDIT
TERMS &
STANDARDS

MainStreetBancshares, Inc.

1st Quarter 2024 Performance

Forward-looking statements and additional information

Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's (“SEC”) website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, “Risk Factors”.

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.

Much has been written of late about the banks that offered Banking-as-a-Service through intermediaries…

Banking-as-a-service banks: 'There is a reckoning'

By Miriam Cross. February 7, 2024

The quickening waves of consent orders slamming into financial institutions engaged in banking-as-a-service is spurring change among banks who want to get it right.

Banks are ultimately responsible for the deposit, lending and credit activity their partners engage in. There are also growing concerns about the reliability of third parties that connect banks to fintechs and their promises to offload some of the compliance burden.

At the same time, crackdowns on banks partaking in BaaS are on the rise. Financial institutions have been forced by regulators to heighten oversight of their fintech partners, strengthen compliance and more.

> "Financial institutions have been forced by regulators to heighten oversight of their fintech partners, strengthen compliance and more."

Excerpts from: Cross, Miriam (2-7-2024), *Banking-as-a-service banks: 'There is a reckoning', American Banker*

Small group of banking-as-a-service banks logs big number of enforcement actions

Author **Yizhu Wang, Thomas Mason**

US banks with financial technology partnerships accounted for an outsized share of severe enforcement actions in 2023. In 2023, banks that provide banking as a service (BaaS) to fintech partners accounted for 13.5% of severe enforcement actions issued by federal bank regulators, including prompt corrective action directives, cease and desist orders, consent orders and formal agreements, according to data compiled by S&P Global Market Intelligence.

The number of banks that received enforcement actions due to fintech partnerships is disproportionately large, considering it is estimated that fewer than 100 community banks are in the business of BaaS and there are roughly 4,800 banks in the US.

"US banks with financial technology partnerships accounted for an outsized share of severe enforcement actions in 2023."

Excerpts from: Wang, Yizhu & Mason, Thomas, (1-22-2024), *Small group of banking-as-a-service banks logs big number of enforcement actions, S&P Global* Market Intelligence

BaaS to require strong commitment, investment in 2024, experts say

While demand for embedded banking services will continue to propel the BaaS space, experts say regulatory scrutiny will likely separate committed banks from those with a casual interest in the model.

Published Jan. 22. 2024



Anna Hrushka
Senior Reporter

"Regulatory scrutiny will likely separate committed banks..."

Excerpts from: Hrushka, Anna (1-22-24) *BaaS to require strong commitment, investment in 2024*, experts say, *Banking Dive* Financial Analytics

Where Is Banking-As-A-Service Headed In 2024?

Kate Drew
Contributor

When looking toward the future of the fintech industry in 2024, one of the most salient questions is what developments we may see in Banking-as-a-Service, or BaaS.

The truth is many of the most jarring headlines have involved sponsor banks and fintech partners that had little to no relationship at all, and instead operated through a BaaS provider (like Synapse) that served as a middleman with the goal of streamlining the process of getting things up and running.

"That model is all but dead."

That model is all but dead. In its place will likely emerge a more resilient BaaS proposition that puts the bank in the driver's seat when it comes to compliance and focuses on fintechs (or other nonbanks) with sustainable businesses and realistic objectives in financial services.

Excerpts from: Drew, Kate (12-12-2023), *Where is Banking-as-a Service Headed in 2024?* Forbes Media L.L.C.

AVENU™

Innovating How Money Moves

We believe the opportunities are boundless for banks that provide Banking-as-a-Service in a responsible way

We've said it from the start

What 6 years of providing Banking as a Service taught us

We need our own:

- Distributed Ledger
- Integrated CIP, KYC, BSA & AML technology
- Integrated Compliance & Complaint Management
- Integrated Monitoring Systems
- Leading Edge Cybersecurity systems
- Compliance & Marketing Training Program

Excerpts from our presentation to the Fed in May 2021

AMERICAN BANKER

This Virginia bank wants to rewrite the rules for banking as a service

By John Reosti | February 22, 2024



MainStreet Bancshares in Fairfax, Virginia, says 2024 should be a transformational year for its 2-year-old Avenu banking-as-a-service subsidiary. monsitj - stock.adobe.com

AVENU™

Innovating How Money Moves

Put our bank in your app.

Banking delivered

Avenu offers the only embedded banking solution that connects you and your applications directly and seamlessly to a banking core, our banking core. We are not a sponsor bank without our own technology, and we are not a middleware software company without our own bank. We are Avenu, a leading financial technology company backed by an established community business bank in the heart of Washington, DC.

Learn more and book an appointment

- Subledger
- Auto-reconcile
- Payment gateway
- FDIC insurance
- Cyber security
- Complaint mgmt.
- Reporting
- Tokenization
- Customer identity
- Compliance

AV

Avenu is in full production

first client is completing final pre-scale refactoring



AV
FDIC
Put our bank in your app
The Avenu platform is built as a direct extension to our banking core, allowing you to have a one-to-one relationship with your development platform, bank, and customers. There are no bloated fee structures, layered tech stacks, or compromises to compliance standards.
AVENU

The next two fintechs are coming up to speed at a much faster pace

Avenu on the horizon

Status of fintech partners joining Avenu

Status	Number of fintech partners
in production	1
near production	2
in sandbox	1
contract signed, starting integration	1
negotiating contract	1
waiting for licenses to proceed	2
pending decision by fintech	9

6 underway

11 nearing decision

Avenu technology group

a high-performing team


Chief Exec. Officer
Avenu President
Chief Information Security Officer [1]
Chief Risk Officer [1]
Project Manager
Chief Technology Engineer
Chief Security Officer
Chief Compliance Officer
3 project managers
3 Implement/ support
1 scrum master
1 systems architect
4 cloud engineers
5 microservices developers
1 mobile developer
4 quality assurance engineers
4 cyber operations analysts
2 compliance analysts

[1] Teams include shared resources

Avenu spend to-date is efficient
and legacy deposits are faring well

Assets & liabilities Mar. 31, 2024

	(000's)
Computer software	$15,272
Other assets	$77
Total capitalized assets	**$15,349**
Non-interest-bearing deposits	$37,078
Interest-bearing deposits	$1,943
Total deposits	**$39,021**

We will start amortizing capitalized assets in May 2024

Avenu legacy performance is good

Income Statement 2024 YTD

	(000's)
Service charge Income	$154
Income from deposits [1]	$465
Total income	**$619**
Employee compensation	$363
Other expenses	$597
Compliance expenses	$38
Total expense	**$998**
Net Income before taxes	**-$379**

[1] Determined by using the weighted average Effective Fed Funds Rate for 2024 Q1 and average NIBs for 2024 Q1.

Avenu breakeven

Estimated breakeven occurs when we achieve and sustain $225 million in deposits

MainStreet Bank

Branch lite business model

excellent for maintaining low overhead expenses

Bank established:	May 26, 2004
Headquarters:	Fairfax, VA
Branches:	6
Full time employees:	191
Assets per employee:	$10.8 million
Holding company established:	Feb 11, 2016

Headquarters
10089 Fairfax Blvd
Fairfax, VA 22030


D.C. Metro Area
Leesburg
Loudoun County
Dulles
Herndon
Fairfax
Arlington
Washington
District of Columbia
Arlington County
Fairfax County
Prince William County
MainStreet Bank Branch
Operations Center

Diverse primary market

federal government provides stability, doesn't define market

Strong employment



US Unemployment Rate
DC MSA Unemployment Rate
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.7%
10.0%
9.6%
7.2%
1/1/2004
1/1/2005
1/1/2006
1/1/2007
1/1/2008
1/1/2009
1/1/2010
1/1/2011
1/1/2012
1/1/2013
1/1/2014
1/1/2015
1/1/2016
1/1/2017
1/1/2018
1/1/2019
1/1/2020
1/1/2021
1/1/2022

Historic trend of low unemployment compared to overall U.S. - even during downturns

Diverse opportunities

Federal government	Defense Contracting	16 Fortune 500 Companies	Tourism, hospitality, conventions
Federal government	Defense Contracting CACI Lockheed Martin FTI SAIC	16 Fortune 500 Companies Amazon Boeing Raytheon Marriott	Tourism, hospitality, conventions NBA, NFL, MLS, NHL
Georgetown, GW, American, Howard, George Mason, Gallaudet, Catholic, UMUC, Marymount	Dulles, Reagan, BWI, Amtrak	Highest median household income [1]	Over 70 data centers and 70% of U.S. internet traffic [2]

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

Share price impacted by externalities

investor sentiment is down for market sector

As-Of March 31, 2024

Nasdaq				
Nasdaq Capital Markets:	MNSB		Market capitalization:	$138.3 million
Close common stock price:	$18.16		Preferred stock Nasdaq symbol:	MNSBP
Tangible Book Value:	$23.66		Close preferred stock price:	$23.77
Common shares outstanding:	7,614,090		Russell 2000 index:	6/2023



Tangible Book Value
Market Value
Dividend
$29.00
$27.00
$25.00
$23.00
$21.00
$19.00
$17.00
$24.63
$29.68
Failure of SVB, First Republic, Signature, & Silvergate
$19.86
$24.39
Community Bank of New York loan quality concerns
$25.75
$23.86
$23.66
$18.16
$20.75
$20.94
$21.75
$22.73
$23.00
Dividend $0.05
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
7/1/22
8/1/22
9/1/22
10/1/22
11/1/22
12/1/22
1/1/23
2/1/23
3/1/23
4/1/23
5/1/23
6/1/23
7/1/23
8/1/23
9/1/23
10/1/23
11/1/23
12/1/23
1/1/24
2/1/24
3/1/24

Market data is from Yahoo Finance

Strategic balance sheet growth


May 2004 $12.5M Private Placement of Common Stock
August 2005 $12.6M Private Placement of Common Stock & Began trading on OTC Market
December 2014 $12.8M Private Placement of Common Stock
July 2016 Formed Holding Company / Began Trading on OTCQX
January 2017 $15M Sub-Debt Offering
October 2017 $18.4M Private Placement of Common Stock
August 2018 $45M Private Placement of Common Stock
April 2019 Became SEC Registrant and Began Trading on NASDAQ Capital Market
September 2020 $28.75M Depository Share Offering
April 2021 $30M Sub-Debt Offering
March 2022 $44M Sub-Debt Offering
'04
'05
'14
'16
'17
'18
'19
'20
'21
'22
$46
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$808
$1,101
$1,277
$1,643
$1,647
$1,926
$2,035
$2,070
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 Q1
(Assets in $millions)

Financial performance dipped slightly

we have confidence in our strategy and the Company remains strong and focused

		1Q24	4Q23	3Q23	2Q23
Profitability	EPS	$0.36	$0.61	$0.77	$0.85
	Efficiency Ratio	75.77%	62.33%	58.49%	54.04%
	ROAA[2]	0.65%	1.02%	1.30%	1.46%
	ROAE[2]	5.97%	9.42%	11.80%	13.40%
	ROATCE[2]	7.37%	9.65%	12.37%	16.44%
	Net Interest Margin [1,2,3]	3.24%	3.49%	3.97%	4.21%
Balance Sheet	Net Loans ($000)	$1,727,110	$1,705,137	$1,681,444	$1,637,484
	Total Deposits ($000)	$1,732,735	$1,686,127	$1,683,190	$1,593,383
	Total Assets ($000)	$2,070,015	$2,035,432	$2,021,491	$1,949,351
	ACL / Gross Loans	0.98%	1.01%	1.01%	1.04%
	NCOs / Avg Loans	0.03%	0.03%	0.00%	0.00%
	Total Equity/Tangible Assets [3]	10.86%	10.97%	10.65%	10.87%

[1] tax-equivalent yield [2] annualized [3] non-GAAP

Liquidity is strong and well-managed

Quarterly liquidity monitoring results

Metric	1Q24	4Q23	3Q23	2Q23
Liquidity coverage ratio (LCR)[1]	125%	133%	164%	124%
Core deposit ratio [2]	76%	74%	68%	70%
FDIC insured / total deposits [3]	78%	77%	76%	76%
(millions)				
High quality liquid assets[4]	$189	$180	$180	$161
Secured line available balance	$507	$505	$487	$513
Unsecured line of credit	$129	$114	$129	$99
Total available funding sources	$636	$619	$616	$612

125%
LCR

[1] LCR = High-Quality Liquid Assets / Total net 30-day cash outflow. Target > 100%
[2] Bank-defined core deposit ratio
[3] Bank-Level metric
[4] High Quality Liquid Assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance

Loan beta strong throughout cycle

funding costs presented challenges over past 2 quarters

Performance against effective Fed Funds Rate



Cost of Funds
Effective Fed Funds Rate
Yield on Assets
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Collapse of SVB, First Republic, Silvergate, Heartland
01/22
03/22
05/22
07/22
09/22
11/22
01/23
03/23
05/23
07/23
09/23
11/23
01/24
03/24
05/24

52%
Cumulative cycle loan pricing beta [1]

61%
Cumulative cycle funding beta [1]

[1] Cumulative cycle funding beta is the change in interest expense on total deposits and funding costs relative to the change in the average effective fed funds rate over the interest rate cycle commencing 1Q2022. Likewise, the cumulative cycle loan beta is the change in loan interest income relative to the same denominator.

Net interest margin decline is starting to flatten

ability to control funding cost is key



Quarterly net interest margin
MNSB NIM
5.00%
4.80%
4.60%
4.40%
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
3.93%
3.95%
4.14%
4.70%
4.69%
4.21%
3.97%
3.49%
3.24%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

Deposit shift consistent with rate environment



Deposit type / total deposits
50%
52%
35%
33%
40%
44%
42%
41%
42%
23%
24%
26%
38%
36%
24%
23%
21%
20%
27%
24%
39%
29%
24%
32%
35%
38%
38%
2018
2019
2020
2021
2022
2Q23
3Q23
4Q23
1Q24
Interest-Bearing DDAs
Non-Interest Bearing DDAs
Time Deposits

[1] Bank-defined core deposits

Core deposits are well structured

	March 31, 2024			
Type	Balance (millions)	Percent of Total	Weighted Avg. Rate	Weighted Maturity
Non-interest-bearing DDA	$349	26%		
Interest-bearing DDA	$557	42%	4.43%	N/A
Term	$407	31%	4.67%	8 mos
Total core deposits	**$1,313**	**100.0%**	**3.32%**	**N/A**

Core deposits represent 76% of total deposits

Non-core deposits are well structured
and represent 24% of total deposits

	March 31, 2024			
Type	Balance (millions)	Percent of Total	Weighted Avg. Rate	Weighted Maturity
Money market deposits	$102	24.2%	5.45%	N/A
Listing service CDs	$32	7.5%	4.83%	3 mos
Term	$114	27.2%	3.97%	6 mos
Term with call option [1]	$173	41.1%	5.17%	42 mos
Total non-core deposits	**$421**	**100.0%**	**4.89%**	

[1] Call option is at Bank's discretion.

41% of term deposits are callable

Loan rate structure is well-suited
for anticipated future interest rate environment

March 31, 2024

64%
of loans are fixed-rate[1]

36%
of loans are floating-rate[2]

56% have floors with an average rate of 6.29%

[1] "Fixed" loans include all loans with a repricing date more than 6-months from quarter-end
[2] "Floating – Immediate" loans are loans that can reprice immediately or have a reprice date within 6-months

Laddered repricing for fixed-rate loans

fixed-rate repricing timeline shows good distribution over 5 years

Fixed-rate loans total $765 million

Loan repricing as of March 31, 2024



2028
$214 million
28%
2027
$115 million
15%
2026
$68 million
9%
2025
$32 million
4%
2024
$121 million
16%

beyond 2028 through 2033, the average annual repricing is $43 million, or 6%

Loan portfolio dynamics are good

Average new loan size[1] and legal lending limit by year



(000's)
Average New Loan Size
Legal Lending Limit
$12,519
$21,354
$23,684
$28,430
$34,104
$42,986
$46,810
$47,158
$1,008
$1,403
$1,397
$2,330
$2,045
$3,323
$2,309
$2,131
2017
2018
2019
2020
2021
2022
2023
2024 LTM

1Q24 composition [2]



Res. Real Estate 26%
Construction 23%
C&I 4%
$1.7 billion
Comm. Real Estate 47%

[1] Average loan size excludes PPP & Consumer loans
[2] "Other loans" account for less than 1% and are not represented

Investor CRE concentration is lower this quarter



Investor CRE as a percent of total capital
377%
372%
364%
373%
373%
365%
137%
141%
140%
139%
138%
130%
240%
231%
224%
234%
235%
235%
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
Investor CRE
Construction

Loan portfolio quality is good

Criticized & classified loans over five quarters

Current Balance in ($ millions)	3/31/2023		6/30/2023		9/30/2023		12/31/2023		3/31/2024	
	Number of loans	Current balance	Number of loans	Current balance	Number of loans	Current balance	Number of loans	Current balance	Number of loans	Current balance
Criticized	-	-	-	-	1	$16.0	2	$19.0	1	$16.0
Classified	6	$10.2	8	$11.1	13	$10.8	16	$21.2	19	$21.1

Criticized & classified loans / total gross loans = 2.12%

Non-performing loans / total gross loans = 0.53%

Net charge offs / average gross loans = 0.03%

New Q1 loans are in good sectors

good rates and strong loan-to-values

New loan originations 1Q2024

Sector	# of Loans	Origination Amount (million)	Weighted Avg Rate	Weighted Avg Loan-to-Value
Commercial Use	8	$20	7.51%	45%
Multi-Family	1	$3	7.25%	74%
Residential	6	$2	7.74%	51%
Residential Construction	8	$13	9.04%	71%
Other Construction	2	$7	8.99%	32%
C&I	3	$9	9.39%	56%
Total	**31**	**$54**	**8.37%**	**47%**

Excludes consumer loans

Pure CRE "office" exposure is nominal

Current Balance of Office Portfolio [1]
(millions)

Category	Location				
	DC	MD	VA	Other	Total
Mixed Use	$0.6	$2.7	$3.1	-	$6.4
Office Building	$1.3	$1.9	$5.3	-	$8.5
Medical	-	$22.4	$15.1	$0.5	$38.0
Office to Residential Conv. [2]	-	-	$21.6	-	$21.6
Total	$1.9	$27.0	$45.1	$0.5	$74.5

$15 million
Exposure to mixed-use buildings and office buildings

[1] As-of 3/31/24. Investor CRE Office includes call codes 1A1, 1A2, and 1E2

[2] Office to Residential Conversion are projects underwritten with the intent of converting vacant office to residential units

Construction loans performing with good metrics

portfolio is well diversified with good interest rates, loan-to-values and payment reserves

	Location & Balance (millions)					Risk Metrics[1]	
Construction	DC	VA	MD	Other	Total	Weighted Interest Rate	Weighted LTV
Hospitality	-	-	$11	-	$11	9.50%	63%
Industrial	$29	$1	-	-	$30	7.00%	57%
Mixed Use	$4	-	-	-	$4	9.10%	57%
Multi-Family	$112	$12	-	$18	$142	8.01%	63%
Other	$1	$15	$11	-	$27	8.47%	54%
Raw Land	-	$15	$3	$8	$26	7.95%	35%
Retail	$19	-	-	-	$19	9.13%	72%
Self Storage	-	-	-	$12	$12	8.18%	30%
Residential	$77	$60	-	-	$137	9.20%	64%
Total	**$242**	**$103**	**$25**	**$38**	**$409**	**8.49%**	**60%**

[1] Weightings based on maximum possible balance at time of origination.

86% of construction loans have a customer-funded payment reserve account - currently totaling $18.5 million.

Non-owner occupied commercial real estate metrics

portfolio is well diversified by type and location with good interest rates, loan-to-values, and occupancy

	Location & Balance (millions)					Risk Metrics[1]		
Type	DC	VA	MD	Other	Total	Weighted Interest Rate	Weighted LTV	Weighted Occupancy
Hospitality	$29	$73	$62	5	$169	6.04%	65%	NA [2]
Industrial	$1	$6	$14	$6	$27	6.71%	58%	86%
Office	$2	$45	$27	$1	$75	6.70%	59%	77%
Retail-Commercial	$73	$95	$44	$12	$194	5.96%	58%	74%
Multi-Family	$218	$18	$7	-	$243	6.20%	69%	83%
Total	**$323**	**$237**	**$154**	**$24**	**$738**	**6.14%**	**63%**	**70%**

[1] Weightings based on maximum potential balance at time of origination

[2] Hospitality relies upon individual STR data

Owner-Occupied loans have good metrics

portfolio is well diversified with good interest rates and loan-to-values

	Location & Balance (millions)					Risk Metrics[1]	
Construction	DC	VA	MD	Other	Total	Weighted Interest Rate	Weighted LTV
Accommodation & Food Services	$15	$11	$3	$6	$35	5.59%	69%
Admin & Support	-	$4	$5	-	$9	5.49%	56%
Arts & Recreation	-	$37	-	-	$37	6.12%	62%
Construction Services	$14	$16	$4	-	$34	5.60%	69%
Education Services	$29	$6	-	-	$35	5.86%	61%
Health Care	$5	$16	$18	-	$39	7.04%	78%
Manufacturing	-	$6	-	-	$6	4.22%	56%
Other and Religious	$6	$46	$8	$1	$61	6.10%	64%
Prof, Scientific, Tech Services	$3	$10	-	-	$13	5.30%	75%
Real Estate & Rental Leasing	$1	$3	$2	-	$6	6.59%	67%
Retail Trade	$1	$25	$9	-	$35	5.87%	69%
Wholesale Trade	-	$1	$1	$7	$9	5.98%	73%
Total	**$74**	**$181**	**$50**	**$14**	**$319**	**5.97%**	**67%**

[1] Weightings based on maximum potential balance at time of origination.

Capital stack is well structured

Return on capital components

Component	Outstanding (million)	Rate of Return	Percent of Capital Stack
Common Stock	$220 [1]	8.98% [2]	71%
Subordinated debt	$73	3.90% [3]	23%
Preferred Stock	$27	7.50%	9%
AOCI	-$8	-	-3%
TOTAL	$312		100%

[1] Includes the Allowance for Credit Losses (ACL)
[2] 1Q24 Return on Total Common Equity (ROTCE)
[3] Weighted average yield

Capital remains strong after stress test results
for all earning assets

March 31, 2024 stress test results

Earning asset component	Outstanding ($000)	Stress test[1] ($000)
Construction	$408,903	-$4,091
Investor CRE	$737,494	-$8,124
All Other Loans	$601,730	-$18,320
AFS Securities	$68,998	-$7,930
HTM Securities	$17,251	-$164
BOLI	$38,609	-$38
Totals	$1,872,985	-$38,667

[1] Tax-Effective value

Stress test results good over five quarters

Pre-stress and post-stress capital ratios


15.5%
15.8%
15.4%
15.8%
16.1%
13.4%
14.0%
14.6%
14.9%
14.0%
7.0%
Stress loss Estimates (000's)
$29,350
$32,539
$35,661
$31,840
$38,667
1Q23
2Q23
3Q23
4Q23
1Q24
Post-stress CET1 / RBC
Pre-stress CET1 / RBC
Regulatory Threshold

Well-capitalized Regulatory Threshold for Common Equity Tier 1 (CET1) risk-based capital ratio is 7%.

Projections for remainder of 2024
a transformative year

- Estimated expense run rate to increase 1.2% per month
- Avenu deposit goal is $225 million in 2024
- Avenu fee income goal is $2 million in 2024
- Low single-digit loan growth for 2024

Financial highlights

In $000 unless otherwise noted	Year-End Financials					Quarter-End Financials				
	2020	2021	2022	2023	Q1'24 LTM	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24
Interest Income	62,072	64,199	83,845	124,123	127,852	28,645	30,706	31,694	33,078	32,374
Interest Expense	16,095	10,663	13,836	48,176	57,623	7,554	11,435	13,116	16,071	17,001
Net Interest Income	45,977	53,536	70,010	75,947	70,229	21,091	19,271	18,578	17,007	15,373
Noninterest Income	7,493	6,110	4,834	3,638	3,525	1,003	810	963	861	891
Realized Gains on Securities	0	6	4	0	0	0	0	0	0	0
Total Revenue	53,470	59,645	74,843	79,585	73,754	22,094	20,081	19,541	17,868	16,264
Noninterest Expense	30,300	32,865	39,057	45,120	45,741	11,703	10,852	11,429	11,136	12,324
Pre-Tax Pre-Provision Income (Non-GAAP)	23,170	26,782	35,787	34,464	28,013	10,391	9,229	8,112	6,732	3,940
Provision for (recovery of) Credit Losses	3,610	-1,175	2,398	1,642	1,164	283	638	255	466	-195
Net Income before Taxes	19,560	27,956	33,389	32,823	26,849	10,108	8,591	7,857	6,266	4,135
Provision for Taxes	3,843	5,785	6,714	6,239	5,111	1,957	1,645	1,516	1,120	830
Net Income (GAAP)	15,717	22,171	26,674	26,584	21,738	8,151	6,946	6,341	5,146	3,305
Less: Realized Gains	0	-6	-4	0	0	0	0	0	0	0
Total Core Adjustments Pre-Tax	0	0	0	0	0	0	0	0	0	0
Total Core Adjustments Post-Tax	0	-4	-3	0	0	0	0	0	0	0
Core Net Income (Non-GAAP)	15,717	22,167	26,671	26,584	21,738	8,151	6,946	6,341	5,146	3,305
Average Assets	1,498,188	1,685,140	1,744,029	1,931,805	1,969,452	1,885,671	1,912,653	1,929,490	1,998,196	2,037,469
Average Equity	149,160	179,123	190,839	209,921	214,994	201,603	207,962	213,247	216,669	222,100
Average Tangible Common Equity	141,189	151,327	158,105	170,662	174,449	164,462	169,415	173,144	175,478	179,760

Financial highlights - continued

In $000 unless otherwise noted	Year-End Financials 2020	2021	2022	2023	Q1'24 LTM	Quarter-End Financials Q1'23	Q2'23	Q3'23	Q4'23	Q1'24
Performance Metrics (%)										
ROAA	1.05	1.32	1.53	1.38	1.10	1.75	1.46	1.30	1.02	0.65
ROAE	10.54	12.38	13.98	12.67	10.11	16.40	13.40	11.80	9.42	5.97
ROATCE	11.13	13.18	16.87	15.58	12.46	19.82	16.44	14.53	11.63	7.37
Core ROAA (Non-GAAP)	1.05	1.32	1.53	1.38	1.10	1.75	1.46	1.30	1.02	0.65
Core ROAE (Non-GAAP)	10.54	12.38	13.98	12.67	10.11	16.40	13.40	11.80	9.42	5.97
Core ROATCE (Non-GAAP)	11.13	13.18	16.87	15.58	12.46	19.82	16.44	14.53	11.63	7.37
Net Interest Margin (%)	3.21	3.33	4.18	4.06	3.71	4.68	4.19	3.95	3.48	3.22
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.23	3.35	4.19	4.08	3.73	4.69	4.21	3.97	3.49	3.24
Common Equity	140,402	161,525	171,019	194,254	195,859	177,725	183,246	186,481	194,254	195,859
Less: Total Intangible Assets	0	2,493	9,149	14,657	15,691	10,559	12,267	13,373	14,657	15,691
Tangible Common Equity (Non-GAAP)	140,402	159,032	161,870	179,597	180,168	167,166	170,979	173,108	179,597	180,168
Total Assets	1,643,165	1,647,402	1,925,751	2,035,432	2,070,015	2,055,008	1,948,429	2,021,491	2,035,432	2,070,015
Less: Total Intangible Assets	0	2,493	9,149	14,657	15,691	10,559	12,267	13,373	14,657	15,691
Tangible Assets (Non-GAAP)	1,643,165	1,644,909	1,916,602	2,018,775	2,054,324	2,044,449	1,936,162	2,008,118	2,018,775	2,054,324
Total Equity / Tangible Assets (%) (Non-GAAP)	10.20	11.46	10.35	10.97	10.86	10.02	10.87	10.65	10.97	10.86
Common Shares Outstanding (actual)	7,443,842	7,595,781	7,442,743	7,527,415	7,614,090	7,524,277	7,522,297	7,524,887	7,527,415	7,614,090
Tangible Book Value per Common Share ($) (Non-GAAP)	18.86	20.94	21.75	23.86	23.66	22.22	22.73	23.00	23.86	23.66

Definitions

GAAP - Generally Accepted Accounting Principles

EPS - Earnings-per-Share

ROAA - Return on Average Assets

ROAE - Return on Average Equity

ROATCE - Return on Average Tangible Common Equity

ACL - Allowance for Credit Losses

NCOs - Net Charge-Offs

CET1 - Common-Equity Tier-1

CET1-RBC - Common-Equity Tier-1 Risk-Based Capital

CRE - Commercial Real Estate

AOCI - Accumulated Other Comprehensive Income

TBV - Tangible Book Value

LCR - Liquidity Coverage Ratio

$MM - Millions of Dollars

($000) - Thousands of Dollars

YTD - Year-to-Date

LTM - Last-Twelve-Months